UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2016

FIRST SAVINGS FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana		47129
(Address of Principal Executive Offices)		(Zip Code)

(812) 283-0724
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2016, First Savings Financial Group, Inc. (the “Company”) and its wholly-owned subsidiary, First Savings Bank (the “Bank’), received a letter, dated December 22, 2016, from Gerald Wayne Clapp, Jr. informing them that he intends to resign as a director of both the Company and the Bank effective March 1, 2017.  Mr. Clapp stated in his letter that he will be spending limited time in the Clarksville, Indiana area and will not be able to devote the necessary time and attention to the Company’s and the Bank’s matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC

Date: December 27, 2016	By:	/s/Anthony A. Schoen
Anthony A. Schoen
Executive Vice President and Chief Financial Officer